UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2024 (October 16, 2024)

Lipella Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	005-93847	20-2388040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Susquehanna St., Suite 505 Pittsburgh, PA	15208
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (412) 894-1853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 17, 2024, Lipella Pharmaceuticals Inc. (the “Company”) received a letter from the Nasdaq Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that, based upon the closing bid price of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for the 30 consecutive business days prior to such letter, the Company was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share of its Common Stock, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until October 14, 2024, to regain compliance with the Minimum Bid Price Requirement.

As also previously disclosed, on August 21, 2024, the Company received a letter from the Staff stating that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires companies listed on the Nasdaq Capital Market to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing (the “Stockholders’ Equity Requirement”). The Company reported stockholders’ equity of $1,703,798 in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and, as a result, did not satisfy the Stockholders’ Equity Requirement.

On October 16, 2024, the Company received a letter (the “October Letter”) from the Staff stating that although the Company submitted a plan to regain compliance with the Stockholders’ Equity Requirement on October 4, 2024, pursuant to Nasdaq Listing Rule 5810(d)(2), the Company’s failure to comply with the Stockholders’ Equity Requirement serves as a separate and additional reason for delisting from the Company’s failure to comply with the Minimum Bid Price Requirement, and, therefore, the Common Stock will be delisted from the Nasdaq Capital Market unless the Company timely requests an appeal of the Staff’s determination to a Nasdaq Hearings Panel (the “Panel”) by October 23, 2024 pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

On October 17, 2024, the Company requested a hearing before the Panel to appeal the Staff’s determination in the October Letter to delist the Common Stock and to address all outstanding matters, including compliance with the Minimum Bid Price Requirement and the Stockholders’ Equity Requirement. The hearing date has been set for December 12, 2024. While the appeal process is pending, the suspension of trading of the Common Stock on the Nasdaq Capital Market will be stayed until the hearing process concludes and the Panel issues a decision. The Company is diligently working to regain compliance with the Stockholders’ Equity Requirement and has already received stockholder approval to effect a reverse split to regain compliance with the Minimum Bid Price Requirement. There can be no assurance of the Company’s ability to satisfy either such requirement or maintain compliance with any other Nasdaq listing requirements, that the Staff will grant an extension of time to regain compliance with either such requirement or that a favorable decision will be obtained from the Panel.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including, but not limited to those related to compliance with the Minimum Bid Price Requirement and the Stockholders’ Equity Requirement and the ability to obtain a favorable decision from the Panel, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including risks related to the Company’s ability to regain compliance with Nasdaq listing standards, the Company’s ability to obtain an extension of time from Nasdaq for compliance with the Minimum Bid Price Requirement and the Stockholders’ Equity Requirement, the Company’s ability to obtain a favorable decision from the Panel, the Company’s ability to take other actions that may be required for its continued listing on Nasdaq, the Company’s current liquidity position and the need to obtain additional financing to support ongoing operations, and other risks that may be included in the periodic reports and other filings that the Company files from time to time with the U.S. Securities and Exchange Commission. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2024	Lipella Pharmaceuticals Inc.

	By:	/s/ Jonathan Kaufman
Name: Jonathan Kaufman Title: Chief Executive Officer